UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2016

Commission File Number of depositor: 333-205943-01

Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-205943

Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-205943-02

Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

	Delaware	45-5441359
	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2015 the Form SF-3 Registration Statement under the Securities Act of 1933 for Barclays Dryrock Funding LLC became effective. In connection with the programmatic issuance of securities thereunder, the following agreements were entered into and executed:

•                    The First Amendment to the Second Amended and Restated Limited Liability Company Agreement, dated as of May 13, 2016, by and between Barclays Bank Delaware and the Independent Director.

•                    The Omnibus Amendment dated as of May 13, 2016 to the Series 2014-1 Indenture Supplement, dated as of March 4, 2014, the Series 2014-2 Indenture Supplement, dated as of May 28, 2014, the Series 2014-3 Indenture Supplement, dated as of September 18, 2014, the Series 2014-4 Indenture Supplement, dated as of November 26, 2014, the Series 2014-5 Indenture Supplement, dated as of November 26, 2014, the Series 2015-1 Indenture Supplement, dated as of March 12, 2015, the Series 2015-2 Indenture Supplement, dated as of June 10, 2015, the Series 2015-3 Indenture Supplement, dated as of November 4, 2015 and the Series 2015-4 Indenture Supplement, dated as of November 4, 2015, by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by Barclays Bank Delaware and Barclays Dryrock Funding LLC.

•                    The Asset Representations Reviewer Agreement, dated as of May 13, 2016, by and between Barclays Bank Delaware, Barclays Dryrock Issuance Trust and Clayton Fixed income Services LLC.

Item 9.01.	Exhibits

The following are filed as Exhibits to this Report:

Exhibit

Number

3.1	The First Amendment to the Second Amended and Restated Limited Liability Company Agreement, dated as of May 13, 2016, by and between Barclays Bank Delaware and the Independent Director.

4.4	The Omnibus Amendment dated as of May 13, 2016 to the Series 2014-1 Indenture Supplement, dated as of March 4, 2014, the Series 2014-2 Indenture Supplement, dated as of May 28, 2014, the Series 2014-3 Indenture Supplement, dated as of September 18, 2014, the Series 2014-4 Indenture Supplement, dated as of November 26, 2014, the Series 2014-5 Indenture Supplement, dated as of November 26, 2014, the Series 2015-1 Indenture Supplement, dated as of March 12, 2015, the Series 2015-2 Indenture Supplement, dated as of June 10, 2015, the Series 2015-3 Indenture Supplement, dated as of November 4, 2015 and the Series 2015-4 Indenture Supplement, dated as of November 4, 2015, by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by Barclays Bank Delaware and Barclays Dryrock Funding LLC.

10.1	The Asset Representations Reviewer Agreement, dated as of May 13, 2016, by and between Barclays Bank Delaware, Barclays Dryrock Issuance Trust and Clayton Fixed income Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC, as depositor of Barclays Dryrock Issuance Trust

By:	/s/Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

May 13, 2016

EXHIBIT INDEX

Exhibit 3.1

The First Amendment to the Second Amended and Restated Limited Liability Company Agreement, dated as of May 13, 2016, by and between Barclays Bank Delaware and the Independent Director.

Exhibit 4.4

The Omnibus Amendment dated as of May 13, 2016 to the Series 2014-1 Indenture Supplement, dated as of March 4, 2014, the Series 2014-2 Indenture Supplement, dated as of May 28, 2014, the Series 2014-3 Indenture Supplement, dated as of September 18, 2014, the Series 2014-4 Indenture Supplement, dated as of November 26, 2014, the Series 2014-5 Indenture Supplement, dated as of November 26, 2014, the Series 2015-1 Indenture Supplement, dated as of March 12, 2015, the Series 2015-2 Indenture Supplement, dated as of June 10, 2015, the Series 2015-3 Indenture Supplement, dated as of November 4, 2015 and the Series 2015-4 Indenture Supplement, dated as of November 4, 2015, by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by Barclays Bank Delaware and Barclays Dryrock Funding LLC.

Exhibit 10.1

The Asset Representations Reviewer Agreement, dated as of May 13, 2016, by and between Barclays Bank Delaware, Barclays Dryrock Issuance Trust and Clayton Fixed income Services LLC.